UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 3, 2024

WYNN RESORTS, LIMITED
(Exact name of registrant as specified in its charter)

Nevada		000-50028	46-0484987
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)
3131 Las Vegas Boulevard South
Las Vegas,	Nevada		89109
(Address of principal executive offices)			(Zip Code)

(702) 770-7555
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	WYNN	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.
On September 3, 2024, Wynn Macau, Limited ("WML"), an indirect subsidiary of Wynn Resorts, Limited (the "Registrant") with its ordinary shares of common stock listed on The Stock Exchange of Hong Kong Limited (the "HKSE"), filed with the HKSE an announcement (the "Announcement") in relation to an adjustment to the conversion price of its 4.50% convertible bonds due 2029 (the “Convertible Bonds”) as provided under the terms and conditions of the Convertible Bonds. Such terms and conditions provide, among others, that an adjustment be made to the conversion price of the Convertible Bonds if and whenever WML pays or makes any capital distributions, including cash dividends, to its shareholders. Accordingly, effective on September 4, 2024, the conversion price of the Convertible Bonds will be adjusted from HK$10.24375 to HK$10.01212, as a result of the payment by WML of a final dividend of HK$0.075 per share in respect of the year ended December 31, 2023 and an interim dividend of HK$0.075 in respect of the six months ended June 30, 2024. Other than the conversion price adjustment, all other terms and conditions of the Convertible Bonds remain unchanged.

The Registrant owns approximately 72% of WML's ordinary shares of common stock. A copy of the Announcement is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description

99.1	Announcement of Wynn Macau, Limited, dated September 3, 2024
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNN RESORTS, LIMITED

Dated: September 3, 2024	By:	/s/ Julie Cameron-Doe
Julie Cameron-Doe
Chief Financial Officer